Exhibit 10.63

Execution Version

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 28th day of December, 2006, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually, a “Grantor”) and WELLS FARGO FOOTHILL, INC., as Agent for the Lender Group and the Bank Product Providers (together with its successors and assigns, in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated of November 5, 2004 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Credit Agreement”) among Imaging Holdings Corp., a Delaware corporation (f/k/a Monotype Imaging Holdings Corp.) (“Parent”), Monotype Imaging Inc., a Delaware corporation (f/k/a Monotype Imaging, Inc.) (“Administrative Borrower”), International Typeface Corporation, a New York corporation (“Typeface” and together with Administrative Borrower, the “Borrowers”), the lenders party thereto (the “Lenders”) and Agent, the Lender Group agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group, that certain Security Agreement dated as of November 5, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Trademark Security Agreement; and

WHEREAS, pursuant to that certain Joinder and Consent Agreement to and Consent and Waiver under, Credit Agreement dated as of December 28, 2006 (the “Joinder and Consent Agreement”), Agent and Required Lenders agreed to consent to the transfer of ownership of certain Trademarks from the Parent to the Grantors as set forth on Schedule II.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

2. TRANSFER OF OWNERSHIP OF TRADEMARKS. Pursuant to the Joinder and Consent Agreement, Parent has transferred the ownership of the Trademarks set forth on Schedule II to the Grantors and made any and all necessary filings with the United States Patent and Trademark Office as evidenced by the filings set forth on Schedule III.

3. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and rights in and to Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all extensions, modifications and renewals of the foregoing;

(c) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

(d) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark, or (ii) injury to the goodwill associated with any Trademark.

4. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any trademarks, registrations, or applications therefor (including, without limitation, extensions or renewals) which become part of the Trademark Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	LINOTYPE CORP., a Delaware corporation, as a Grantor

	By:	/S/ DOUGLAS J. SHAW
	Name: Title:	Douglas J. Shaw

PARENT:	IMAGING HOLDINGS CORP. a Delaware corporation

	By:	/S/ ROBERT M. GIVENS
	Name: Title:	Robert M. Givens

SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT

AGENT:	WELLS FARGO FOOTHILL, INC., a California corporation, as Agent

	By:	/S/ DAVID SANCHEZ
	Name: Title:	David Sanchez Vice President

SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT